EXHIBIT 4.3

        Form of Warrants issued to institutional investors in June and September, 1996


NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND NEITHER THIS WARRANT NOR SUCH SHARES MAY BE SOLD, ENCUMBERED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT, AND, IF AN EXEMPTION SHALL BE APPLICABLE, THE HOLDER SHALL HAVE DELIVERED AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

Void after 5:00 P.M. Eastern Standard time, on the Expiration Date.

                   WARRANT TO PURCHASE COMMON STOCK

                                  OF

                           PARACELSIAN, INC.

FOR VALUE RECEIVED, Paracelsian, Inc., a Delaware corporation (the
"Company") hereby certifies that Xxxx or its permitted assigns
("Xxxx"), is entitled to purchase from the Company, at any time or from time to time commencing 5:00 P.M., Eastern Standard Time, on the
Commencement Date (as defined below) and prior to 5:00 P.M., Eastern
Standard Time, on the fifth anniversary of the Commencement Date (the "Expiration Date"), a total of fully paid and nonassessable shares of the common stock, par value $.01 per share, of the Company
for an aggregate purchase price of $       per share.  (Hereinafter,
(i) said common stock, together with any other equity securities which may be issued by the Company with respect thereto or in substitution therefor, is referred to as the "Common Stock", (ii) the shares of the
Common Stock purchasable hereunder are referred to as the "Warrant
Shares", (iii) the aggregate purchase price payable hereunder for the
Warrant Shares is referred to as the "Aggregate Warrant Price", (iv)
the price payable hereunder for each of the Warrant Shares is referred to as the "Exercise Price", (v) this Warrant, and all warrants hereafter issued in exchange or substitution for this Warrant are referred to as the "Warrant" and (vi) the holder of this Warrant is referred to as the "Holder".)  The Exercise Price is subject to adjustment as hereinafter provided.  The "Commencement Date" shall be the 61st day after the day on which (1) the number of Warrant Shares plus (2) the number of any shares of Common Stock owned by Xxxx
(including, for purposes of this paragraph, any affiliate of Xxxx whose beneficial ownership would be aggregated with Xxxx for purposes of the rules promulgated under Section 16 of the Exchange Act (as defined below)) plus (3) the number of any shares of Common Stock that may then be received by Xxxx upon exercise of warrants to purchase  and shares of Common Stock, respectively, issued to Xxxx on plus
(4) the number of any shares of Common Stock that may then be received by Xxxx upon exercise of a warrant to purchase shares of Common
Stock issued to Xxxx on     , shall equal less than 10% of the then
outstanding shares of Common Stock as is determined in accordance with the rules promulgated under Section 16 of the Exchange Act.
               1.   Exercise of Warrant.   This Warrant may be exercised, in
whole at any time or in part from time to time, commencing 5:00 P.M.,
Eastern Standard Time, on the Commencement Date and prior to 5:00 P.M.,
Eastern Standard Time, on the Expiration Date, by the Holder of this
Warrant by the surrender of this Warrant (with the subscription form at the end hereof duly executed) at the address set forth in Subsection
9(a) hereof, together with proper payment of the Aggregate Warrant
Price, or the proportionate part thereof if this Warrant is exercised in part.  Payment for Warrant Shares shall be made by certified or official bank check payable to the order of the Company.  If this
Warrant is exercised in part, this Warrant must be exercised for a minimum of shares of the Common Stock (or such lesser number of shares of Common Stock as shall remain available for purchase under the terms of the Warrant), and the Holder is entitled to receive a new
Warrant covering the number of Warrant Shares in respect of which this
Warrant has not been exercised and setting forth the proportionate part of the Aggregate Warrant Price applicable to such Warrant Shares.  Upon such surrender of this Warrant, the Company will (a) issue a certificate or certificates in the name of the Holder of the largest number of whole shares of the Common Stock to which the Holder shall be entitled if this Warrant is exercised in whole and (b) deliver the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of the Warrant.  In lieu of any fractional share of the Common Stock which would otherwise be issuable in respect to the exercise of the Warrant, the Company at its option (a) may pay in cash an amount equal to the product of (i) the daily mean average of the Closing Price of a share of Common Stock on the ten consecutive trading days before the Conversion Date and (ii) such fraction of a share or (b) may issue an additional share of Common Stock.
               Upon exercise of the Warrant, the Company shall issue and deliver to the Holder certificates for the Common Stock issuable upon such exercise within ten business days after such exercise and the person exercising shall be deemed to be the holder of record of the Common
Stock issuable upon such exercise.
               No warrant granted herein shall be exercisable after 5:00 P.M., Eastern Standard Time, on the Expiration Date.
               2. Consolidations and Mergers. In case of any consolidation or merger of the Company with any other corporation (other than a wholly-owned subsidiary of the Company), or in case of any sale or transfer of all or substantially all of the assets of the Company, or in the case of any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property, the Company shall make appropriate provision or cause appropriate provision to be made so that each Holder shall have the right thereafter to obtain upon exercise of the Warrant the kind and amount of shares of stock and other securities and property receivable upon such consolidation, merger, sale, transfer, or share exchange by a holder of the number of shares of Common Stock for which the Warrant may be exercised prior to the effective date of such consolidation, merger, sale, transfer, or share exchange. If, in connection with any such consolidation, merger, sale, transfer, or share exchange, each holder of shares of Common Stock is entitled to elect to receive either securities, cash, or other assets upon completion of such transaction, the Company shall provide or cause to be provided to each Holder the right to elect the securities, cash, or other assets for which the
Warrant may be exercised by such Holder subject to the same conditions applicable to holders of the Common Stock (including, without limitation, notice of the right to elect, limitations on the period in which such election shall be made, and the effect of failing to exercise such election).  The Company shall not effect any such transaction unless the provisions of this paragraph have been complied with.  The above provisions shall similarly apply to successive consolidations, mergers, sales, transfers, or share exchanges.
               3. Adjustments to the Exercise Price. Notwithstanding anything in this Section 3 to the contrary, no change in the Exercise Price shall actually be made until the cumulative effect of the adjustments called for by this Section 3 since the date of the last change in the
Exercise Price would change the Exercise Price by more than 1%.
However, once the cumulative effect would result in such a change, then the Exercise Price shall actually be changed to reflect all adjustments called for by this Section 3 and not previously made.  Notwithstanding anything in this Section 3 to the contrary, no change in the Exercise
Price shall be made that would result in an Exercise Price of less than the par value of the Common Stock to be issued upon the exercise of this Warrant.
               The "Closing Price" for each day shall be the closing price regular way on such day as reported on the New York Stock Exchange
Composite Tape, or, if the Common Stock is not listed or admitted to trading on such Exchange, on the principal national securities exchange on which Common Stock is listed or admitted to trading, or, if not listed or admitted to trading on any national securities exchange, the closing bid price as reported on the Nasdaq Stock Market (or, if not so reported, the closing price), or, if not admitted for quotation on the
Nasdaq Stock Market, the average of the high bid and low asked prices on such day as recorded by the National Association of Securities
Dealers, Inc. through the National Association of Securities Dealers
Automated Quotations System ("NASDAQ"), or if the National Association
of Securities Dealers, Inc. through NASDAQ shall not have reported any bid and asked prices for the Common Stock on such day, the average of the bid and asked prices for such day as furnished by any New York
Stock Exchange member firm selected from time to time by the Company for such purposes, or, if no such bid and asked prices can be obtained from any such firm, the fair market value of one share of Common Stock on such day as determined in good faith by the Board of Directors.
Such determination by the Board of Directors shall be conclusive.
               Subject to the provisions of the first paragraph of this Section 3, the Exercise Price shall be appropriately adjusted from time to time to account for stock splits, stock dividends, combinations,
recapitalizations, reclassifications and similar events and under certain circumstances as follows:
                    (i) In case the Company shall issue rights or warrants to all holders of Common Stock entitling such holders to subscribe for or purchase Common Stock on the record date referred to below at a price per share less than the average daily Closing Prices of the Common
Stock for the 30 consecutive business days commencing 45 business days before the record date (the "Current Market Price"), then, in each such case, the Exercise Price in effect on such record date shall be adjusted in accordance with the following formula:
               EP1 = EP x O + N x P
                            M
                    _________
                       O + N

where
          EP1  =    the adjusted Exercise Price.
          EP   =    the current Exercise Price.
          O    =    the number of shares of Common Stock
       outstanding on the record date.
          N    =    the number of additional shares of Common
       Stock issuable pursuant to the exercise of such rights
       or warrants.
          P    =    the offering price per share of the additional
       shares (which amount shall include amounts received by
       the Corporation in respect of the issuance and exercise
       of such rights or warrants).
          M    =    the Current Market Price per share of Common
       Stock on the record date mentioned below.

       Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants. If any or all such rights or warrants are not so issued or expire or terminate before being exercised, the Exercise
Price then in effect shall be readjusted appropriately.
                    (ii) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness or assets (including securities, but excluding any warrants or subscription rights referred to in subparagraph (i) above and any dividend or distribution paid in cash out of the retained earnings of the Company), then in each such case the Exercise Price then in effect shall be adjusted in accordance with the following formula:
               EP1 = EP x M-F
                        M

where

          EP1  =    the adjusted Exercise Price.
          EP   =    the current Exercise Price.
          M    =    the Current Market Price per share of Common
       Stock on the record date mentioned below.
          F    =    the aggregate amount of such cash dividend
       (other than a cash dividend paid out of retained earnings) and/or the fair market value on the record date of the assets or securities to be distributed divided by the number of shares of Common Stock outstanding on the record date. The Board of Directors shall determine such fair market value, which determination shall be conclusive.

       Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution.
                    (iii) All calculations hereunder shall be made to the nearest cent or to the nearest 1/100 of a share, as the case may be.
                    (iv) If at any time as a result of an adjustment made pursuant to Section 2, the Holder of any Warrant thereafter exercised shall become entitled to receive securities, cash, or assets other than
Common Stock, the number or amount of such securities or property so receivable upon exercise shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in subparagraphs (i) to (iii) above.
                    Except as otherwise provided above in this Section 3, no adjustment in the Exercise Price shall be made in respect of any conversion for share distributions or dividends theretofore declared and paid or payable on the Common Stock.
                    Whenever the Exercise Price is adjusted, the Company will give notice by mail to the Holders, which notice shall be made within
45 days after the effective date of such adjustment and shall state the adjustment and the Exercise Price. Notwithstanding the foregoing notice provisions, failure by the Company to give such notice or a defect in such notice shall not affect the binding nature of such corporate action of the Company.
  Whenever the Company shall propose to take any of the actions specified in Section 2 or in subparagraphs (i) or (ii) of the third paragraph of this Section 3 which would result in any adjustment in the
Exercise Price under this Section 3, the Company shall cause a notice to be mailed at least 15 business days prior to the date on which the books of the Company will close or on which a record will be taken for such action, to the Holders.  Such notice shall specify the action proposed to be taken by the Company and the date as of which holders of record of the Common Stock shall participate in any such actions or be entitled to exchange their Common Stock for securities or other property, as the case may be.  Failure by the Corporation to mail the notice or any defect in such notice shall not affect the validity of the transaction.
               Notwithstanding any other provision of this Section 3, no adjustment in the Exercise Price need by made (a) for sales of Common
Stock pursuant to a plan for reinvestment of dividends and interest, provided that the purchase price in any such sale is at least equal to the fair market value of the Common Stock at the time of such purchase;
(b) for sales of up to 750,000 shares of Common Stock pursuant to any plan adopted by the Corporation for the benefit of its employees, directors, or consultants; or (c) after the Common Stock becomes convertible into cash (no interest shall accrue on the cash).
               4.   Reservation of Warrant Shares.   The Company agrees that,
prior to the expiration of this Warrant, the Company will at all times have authorized and reserved, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the number of shares of the Common Stock as from time to time shall be receivable upon the exercise of this Warrant.
               5. Fully Paid Stock; Taxes.The Company agrees that the shares of the Common Stock represented by each and every certificate for
Warrant Shares delivered on the exercise of this Warrant shall, at the time of such delivery, be validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive rights, and the
Company will take all such actions as may be necessary to assure that the par value or stated value, if any, per share of the Common  Stock is at all times equal to or less than the then Exercise Price.  The
Company further covenants and agrees that it will pay, when due and payable, any and all Federal and state stamp, original issue or similar taxes that may be payable in respect of the issue of any Warrant Shares or certificate therefor.
               6.   Transfer.
               a)   Securities Laws.   Neither this Warrant nor the Warrant
Shares issuable upon the exercise hereof have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under any state securities laws and unless so registered may not be transferred, sold, pledged, hypothecated or otherwise disposed of unless an exemption from such registration is available.  In the event Holder desires to transfer this Warrant or any of the Warrant Shares issued, the Holder must give the Company prior written notice of such proposed transfer including the name and address of the proposed transferee.
Such transfer may be made only either (i) upon publication by the
Securities and Exchange Commission (the "Commission") of a ruling, interpretation, opinion or "no action letter" based upon facts presented to said Commission, or (ii) upon receipt by the Company of an opinion of counsel to the Company in either case to the effect that the proposed transfer will not violate the provisions of the Securities
Act, the Securities Exchange Act of 1934, as amended (the "Exchange
Act"), or the rules and regulations promulgated under either such act, or in the case of clause (ii) above, to the effect that the Warrant or
Warrant Shares to be sold or transferred has been registered under the Securities Act and that there is in effect a registration statement in which is included a prospectus meeting the requirements of Section
10(a) of the Securities Act, which is being or will be delivered to the purchaser or transferee at or prior to the time of delivery of the certificates evidencing the Warrant or Warrant Shares to be sold or transferred.
               (b)  Conditions to Transfer.   Prior to any such proposed
transfer, and as a condition thereto, if such transfer is not made pursuant to an effective registration statement under the Securities
Act, the Holder will, if requested by the Company, deliver to the
Company (i) an investment covenant signed by the proposed transferee,
(ii) an agreement by such transferee to the impression of the restrictive investment legend set forth herein on the certificate or certificates representing the securities acquired by such transferee,
(iii) an agreement by such transferee that the Company may place a
"stop transfer order" with its transfer agent or registrar, and (iv) an agreement by the transferee to indemnify the Company to the same extent as set forth in the next succeeding paragraph.
               (c)  Indemnity.   The Holder acknowledges that the Holder
understands the meaning and legal consequences of this Section 6, and the Holder hereby agrees to indemnify and hold harmless the Company, its representatives and each officer and director thereof from and against any and all loss, damage or liability (including all attorneys'
fees and costs incurred in enforcing this indemnity provision) due to or arising out of (a) the inaccuracy of any representation or the breach of any warranty of the Holder contained in, or any other breach of, this Warrant, (b) any transfer of the Warrant or any of the Warrant
Shares in violation of the Securities Act, the Exchange Act or the rules and regulations promulgated under either of such acts, (c) any transfer of the Warrants or any of the Warrant Shares not in accordance with this Warrant, or (d) any untrue statement or omission to state any material fact in connection with the investment representations or with respect to the facts and representations supplied by the Holder to counsel to the Company upon which its opinion as to a proposed transfer shall have been based.
               (d) Transfer. Except as restricted hereby, this Warrant and the Warrant Shares may be transferred by the Holder in whole or in part at any time or from time to time.  Upon surrender of this Warrant to the
Company or at the office of its stock transfer agent, if any, with assignment documentation duly executed and funds sufficient to pay any transfer tax, and upon compliance with the foregoing provisions, the
Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment, and this
Warrant shall promptly be canceled. Any assignment, transfer, pledge, hypothecation or other disposition of this Warrant attempted contrary to the provisions of this Warrant, or any levy of execution, attachment or other process attempted upon this Warrant, shall be null and void and without effect.
               (e)  Legend and Stop Transfer Orders.   Unless the Warrant Shares
have been registered under the Securities Act, upon exercise of any part of the Warrant and the issuance of any of the Warrant Shares, the Company shall instruct its transfer agent to enter stop transfer orders with respect to such shares, and all certificates representing Warrant
Shares shall bear on the face thereof substantially the following legend:
               "The shares of common stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, offered for sale, assigned, transferred or otherwise disposed of unless registered pursuant to the provisions of that Act or an opinion of counsel to the Company is obtained stating that such disposition is in compliance with an available exemption from such registration."

               7.   Loss, etc. of Warrant.   Upon receipt of evidence
satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of an unsecured indemnity from the
Holder reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of the Warrant, if mutilated, the Company shall execute and deliver to the Holder a new
Warrant of like date, tenor and denomination.
               8.   Warrant Holder Not Shareholder.   Except as otherwise
provided herein, this Warrant does not confer upon the Holder any right to vote or to consent to or receive notice as a shareholder of the
Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a shareholder, prior to the exercise hereof.
               9.   Communication.   No notice or other communication under this
Warrant shall be effective unless the same is in writing and is mailed by first-class mail, postage prepaid, addressed to:
                    (a) the Company at 222 Langmuir Laboratories, Cornell Technology Park, Ithaca, New York 14850 or such other address as the
Company has designated in writing to the Holder, with a copy to       .
                    (b)  the Holder at           or such other address as the
Holder has designated in writing to the Company, with a copy to Xxxx,
     .
               10. Headings. The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.
               11.  Applicable Law.   This Warrant shall be governed by and
construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of law thereof.

Dated as of
PARACELSIAN, INC.

By: __________________________________


Agreed and Accepted as of

XXXX

By: __________________________________


NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT
OF 1933, AND NEITHER THIS WARRANT NOR SUCH SHARES MAY BE SOLD, ENCUMBERED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT, AND, IF AN EXEMPTION SHALL BE APPLICABLE, THE HOLDER SHALL HAVE DELIVERED AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

Void after 5:00 P.M. Eastern Standard time, on             .

                   WARRANT TO PURCHASE COMMON STOCK

                                  OF

                           PARACELSIAN, INC.


FOR VALUE RECEIVED, Paracelsian, Inc., a Delaware corporation (the
"Company") hereby certifies that xxxxx or its permitted assigns, is entitled to purchase from the Company, at any time or from time to time
commencing 5:00 P.M., Eastern Standard Time, on        and prior to
5:00 P.M., Eastern Standard Time, on       , a total of        fully
paid and nonassessable shares of the common stock, par value $.01 per
share, of the Company for an aggregate purchase price of $      per
share.  (Hereinafter, (i) said common stock, together with any other equity securities which may be issued by the Company with respect thereto or in substitution therefor, is referred to as the "Common
Stock", (ii) the shares of the Common Stock purchasable hereunder are referred to as the "Warrant Shares", (iii) the aggregate purchase price payable hereunder for the Warrant Shares is referred to as the
"Aggregate Warrant Price", (iv) the price payable hereunder for each of the Warrant Shares is referred to as the "Exercise Price", (v) this
Warrant, and all warrants hereafter issued in exchange or substitution for this Warrant are referred to as the "Warrant" and (vi) the holder of this Warrant is referred to as the "Holder".)  The Exercise Price is subject to adjustment as hereinafter provided.
               1.   Exercise of Warrant.   This Warrant may be exercised, in
whole at any time or in part from time to time, commencing 5:00 P.M.,
Eastern Standard Time, on       and prior to 5:00 P.M., Eastern
Standard Time, on        , by the Holder of this Warrant by the
surrender of this Warrant (with the subscription form at the end hereof duly executed) at the address set forth in Subsection 9(a) hereof, together with proper payment of the Aggregate Warrant Price, or the proportionate part thereof if this Warrant is exercised in part.
Payment for Warrant Shares shall be made by certified or official bank check payable to the order of the Company.  If this Warrant is exercised in part, this Warrant must be exercised for a minimum of shares of the Common Stock (or such lesser number of shares of Common
Stock as shall remain available for purchase under the terms of the
Warrant), and the Holder is entitled to receive a new Warrant covering the number of Warrant Shares in respect of which this Warrant has not been exercised and setting forth the proportionate part of the
Aggregate Warrant Price applicable to such Warrant Shares.  Upon such surrender of this Warrant, the Company will (a) issue a certificate or certificates in the name of the Holder of the largest number of whole shares of the Common Stock to which the Holder shall be entitled if this Warrant is exercised in whole and (b) deliver the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of the Warrant.  In lieu of any fractional share of the
Common Stock which would otherwise be issuable in respect to the exercise of the Warrant, the Company at its option (a) may pay in cash an amount equal to the product of (i) the daily mean average of the
Closing Price of a share of Common Stock on the ten consecutive trading days before the Conversion Date and (ii) such fraction of a share or
(b) may issue an additional share of Common Stock.
               Upon exercise of the Warrant, the Company shall issue and deliver to the Holder certificates for the Common Stock issuable upon such exercise within ten business days after such exercise and the person exercising shall be deemed to be the holder of record of the Common
Stock issuable upon such exercise.
               No warrant granted herein shall be exercisable after 5:00 P.M.,
Eastern Standard Time,           .
               2. Consolidations and Mergers. In case of any consolidation or merger of the Company with any other corporation (other than a wholly-owned subsidiary of the Company), or in case of any sale or transfer of all or substantially all of the assets of the Company, or in the case of any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property, the
Company shall make appropriate provision or cause appropriate provision to be made so that each Holder shall have the right thereafter to obtain upon exercise of the Warrant the kind and amount of shares of stock and other securities and property receivable upon such consolidation, merger, sale, transfer, or share exchange by a holder of the number of shares of Common Stock for which the Warrant may be exercised prior to the effective date of such consolidation, merger, sale, transfer, or share exchange. If, in connection with any such consolidation, merger, sale, transfer, or share exchange, each holder of shares of Common Stock is entitled to elect to receive either securities, cash, or other assets upon completion of such transaction, the Company shall provide or cause to be provided to each Holder the right to elect the securities, cash, or other assets for which the
Warrant may be exercised by such Holder subject to the same conditions applicable to holders of the Common Stock (including, without limitation, notice of the right to elect, limitations on the period in which such election shall be made, and the effect of failing to exercise such election).  The Company shall not effect any such transaction unless the provisions of this paragraph have been complied with.  The above provisions shall similarly apply to successive consolidations, mergers, sales, transfers, or share exchanges.
               3. Adjustments to the Exercise Price. Notwithstanding anything in this Section 3 to the contrary, no change in the Exercise Price shall actually be made until the cumulative effect of the adjustments called for by this Section 3 since the date of the last change in the
Exercise Price would change the Exercise Price by more than 1%.
However, once the cumulative effect would result in such a change, then the Exercise Price shall actually be changed to reflect all adjustments called for by this Section 3 and not previously made.  Notwithstanding anything in this Section 3 to the contrary, no change in the Exercise
Price shall be made that would result in an Exercise Price of less than the par value of the Common Stock to be issued upon the exercise of this Warrant.
               The "Closing Price" for each day shall be the closing price regular way on such day as reported on the New York Stock Exchange
Composite Tape, or, if the Common Stock is not listed or admitted to trading on such Exchange, on the principal national securities exchange on which Common Stock is listed or admitted to trading, or, if not listed or admitted to trading on any national securities exchange, the closing bid price as reported on the Nasdaq Stock Market (or, if not so reported, the closing price), or, if not admitted for quotation on the
Nasdaq Stock Market, the average of the high bid and low asked prices on such day as recorded by the National Association of Securities
Dealers, Inc. through the National Association of Securities Dealers
Automated Quotations System ("NASDAQ"), or if the National Association
of Securities Dealers, Inc. through NASDAQ shall not have reported any bid and asked prices for the Common Stock on such day, the average of the bid and asked prices for such day as furnished by any New York
Stock Exchange member firm selected from time to time by the Company for such purposes, or, if no such bid and asked prices can be obtained from any such firm, the fair market value of one share of Common Stock on such day as determined in good faith by the Board of Directors.
Such determination by the Board of Directors shall be conclusive.
               Subject to the provisions of the first paragraph of this Section 3, the Exercise Price shall be appropriately adjusted from time to time to account for stock splits, stock dividends, combinations,
recapitalizations, reclassifications and similar events and under certain circumstances as follows:
                    (i) In case the Company shall issue rights or warrants to all holders of Common Stock entitling such holders to subscribe for or purchase Common Stock on the record date referred to below at a price per share less than the average daily Closing Prices of the Common
Stock for the 30 consecutive business days commencing 45 business days before the record date (the "Current Market Price"), then, in each such case, the Exercise Price in effect on such record date shall be adjusted in accordance with the following formula:
               EP1 = EP x O + N x P
                            M
                    _________
                       O + N

where
          EP1  =    the adjusted Exercise Price.
          EP   =    the current Exercise Price.
          O    =    the number of shares of Common Stock
       outstanding on the record date.
          N    =    the number of additional shares of Common
       Stock issuable pursuant to the exercise of such rights
       or warrants.
          P    =    the offering price per share of the additional
       shares (which amount shall include amounts received by
       the Corporation in respect of the issuance and exercise
       of such rights or warrants).
          M    =    the Current Market Price per share of Common
       Stock on the record date mentioned below.

       Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants. If any or all such rights or warrants are not so issued or expire or terminate before being exercised, the Exercise
Price then in effect shall be readjusted appropriately.
                    (ii) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness or assets (including securities, but excluding any warrants or subscription rights referred to in subparagraph (i) above and any dividend or distribution paid in cash out of the retained earnings of the Company), then in each such case the Exercise Price then in effect shall be adjusted in accordance with the following formula:
               EP1 = EP x M-F
                        M

where

          EP1  =    the adjusted Exercise Price.
          EP   =    the current Exercise Price.
          M    =    the Current Market Price per share of Common
       Stock on the record date mentioned below.
          F    =    the aggregate amount of such cash dividend
       (other than a cash dividend paid out of retained earnings) and/or the fair market value on the record date of the assets or securities to be distributed divided by the number of shares of Common Stock outstanding on the record date. The Board of Directors shall determine such fair market value, which determination shall be conclusive.

       Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution.
                    (iii) All calculations hereunder shall be made to the nearest cent or to the nearest 1/100 of a share, as the case may be.
                    (iv) If at any time as a result of an adjustment made pursuant to Section 2, the Holder of any Warrant thereafter exercised shall become entitled to receive securities, cash, or assets other than
Common Stock, the number or amount of such securities or property so receivable upon exercise shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in subparagraphs (i) to (iii) above.
                    Except as otherwise provided above in this Section 3, no adjustment in the Exercise Price shall be made in respect of any conversion for share distributions or dividends theretofore declared and paid or payable on the Common Stock.
                    Whenever the Exercise Price is adjusted, the Company will give notice by mail to the Holders, which notice shall be made within
45 days after the effective date of such adjustment and shall state the adjustment and the Exercise Price. Notwithstanding the foregoing notice provisions, failure by the Company to give such notice or a defect in such notice shall not affect the binding nature of such corporate action of the Company.
           Whenever the Company shall propose to take any of the actions specified in Section 2 or in subparagraphs (i) or (ii) of the third paragraph of this Section 3 which would result in any adjustment in the
Exercise Price under this Section 3, the Company shall cause a notice to be mailed at least 15 business days prior to the date on which the books of the Company will close or on which a record will be taken for such action, to the Holders.  Such notice shall specify the action proposed to be taken by the Company and the date as of which holders of record of the Common Stock shall participate in any such actions or be entitled to exchange their Common Stock for securities or other property, as the case may be.  Failure by the Corporation to mail the notice or any defect in such notice shall not affect the validity of the transaction.
               Notwithstanding any other provision of this Section 3, no adjustment in the Exercise Price need by made (a) for sales of Common
Stock pursuant to a plan for reinvestment of dividends and interest, provided that the purchase price in any such sale is at least equal to the fair market value of the Common Stock at the time of such purchase;
(b) for sales of up to 750,000 shares of Common Stock pursuant to any plan adopted by the Corporation for the benefit of its employees, directors, or consultants; or (c) after the Common Stock becomes convertible into cash (no interest shall accrue on the cash).
               4.   Reservation of Warrant Shares.   The Company agrees that,
prior to the expiration of this Warrant, the Company will at all times have authorized and reserved, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the number of shares of the Common Stock as from time to time shall be receivable upon the exercise of this Warrant.
               5. Fully Paid Stock; Taxes. The Company agrees that the shares of the Common Stock represented by each and every certificate for
Warrant Shares delivered on the exercise of this Warrant shall, at the time of such delivery, be validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive rights, and the
Company will take all such actions as may be necessary to assure that the par value or stated value, if any, per share of the Common  Stock is at all times equal to or less than the then Exercise Price.  The
Company further covenants and agrees that it will pay, when due and payable, any and all Federal and state stamp, original issue or similar taxes that may be payable in respect of the issue of any Warrant Shares or certificate therefor.
               6.   Transfer.
               a)   Securities Laws.   Neither this Warrant nor the Warrant
Shares issuable upon the exercise hereof have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under any state securities laws and unless so registered may not be transferred, sold, pledged, hypothecated or otherwise disposed of unless an exemption from such registration is available.  In the event Holder desires to transfer this Warrant or any of the Warrant Shares issued, the Holder must give the Company prior written notice of such proposed transfer including the name and address of the proposed transferee.
Such transfer may be made only either (i) upon publication by the
Securities and Exchange Commission (the "Commission") of a ruling, interpretation, opinion or "no action letter" based upon facts presented to said Commission, or (ii) upon receipt by the Company of an opinion of counsel to the Company in either case to the effect that the proposed transfer will not violate the provisions of the Securities
Act, the Securities Exchange Act of 1934, as amended (the "Exchange
Act"), or the rules and regulations promulgated under either such act, or in the case of clause (ii) above, to the effect that the Warrant or
Warrant Shares to be sold or transferred has been registered under the Securities Act and that there is in effect a registration statement in which is included a prospectus meeting the requirements of Section
10(a) of the Securities Act, which is being or will be delivered to the purchaser or transferee at or prior to the time of delivery of the certificates evidencing the Warrant or Warrant Shares to be sold or transferred.
               (b)  Conditions to Transfer.   Prior to any such proposed
transfer, and as a condition thereto, if such transfer is not made pursuant to an effective registration statement under the Securities
Act, the Holder will, if requested by the Company, deliver to the
Company (i) an investment covenant signed by the proposed transferee,
(ii) an agreement by such transferee to the impression of the restrictive investment legend set forth herein on the certificate or certificates representing the securities acquired by such transferee,
(iii) an agreement by such transferee that the Company may place a
"stop transfer order" with its transfer agent or registrar, and (iv) an agreement by the transferee to indemnify the Company to the same extent as set forth in the next succeeding paragraph.
               (c)  Indemnity.   The Holder acknowledges that the Holder
understands the meaning and legal consequences of this Section 6, and the Holder hereby agrees to indemnify and hold harmless the Company, its representatives and each officer and director thereof from and against any and all loss, damage or liability (including all attorneys'
fees and costs incurred in enforcing this indemnity provision) due to or arising out of (a) the inaccuracy of any representation or the breach of any warranty of the Holder contained in, or any other breach of, this Warrant, (b) any transfer of the Warrant or any of the Warrant
Shares in violation of the Securities Act, the Exchange Act or the rules and regulations promulgated under either of such acts, (c) any transfer of the Warrants or any of the Warrant Shares not in accordance with this Warrant, or (d) any untrue statement or omission to state any material fact in connection with the investment representations or with respect to the facts and representations supplied by the Holder to counsel to the Company upon which its opinion as to a proposed transfer shall have been based.
               (d) Transfer. Except as restricted hereby, this Warrant and the Warrant Shares may be transferred by the Holder in whole or in part at any time or from time to time.  Upon surrender of this Warrant to the
Company or at the office of its stock transfer agent, if any, with assignment documentation duly executed and funds sufficient to pay any transfer tax, and upon compliance with the foregoing provisions, the
Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment, and this
Warrant shall promptly be canceled. Any assignment, transfer, pledge, hypothecation or other disposition of this Warrant attempted contrary to the provisions of this Warrant, or any levy of execution, attachment or other process attempted upon this Warrant, shall be null and void and without effect.
               (e)  Legend and Stop Transfer Orders.   Unless the Warrant Shares
have been registered under the Securities Act, upon exercise of any part of the Warrant and the issuance of any of the Warrant Shares, the Company shall instruct its transfer agent to enter stop transfer orders with respect to such shares, and all certificates representing Warrant
Shares shall bear on the face thereof substantially the following legend:
               "The shares of common stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, offered for sale, assigned, transferred or otherwise disposed of unless registered pursuant to the provisions of that Act or an opinion of counsel to the Company is obtained stating that such disposition is in compliance with an available exemption from such registration."

               7.   Loss, etc. of Warrant.   Upon receipt of evidence
satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of an unsecured indemnity from the
Holder reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of the Warrant, if mutilated, the Company shall execute and deliver to the Holder a new
Warrant of like date, tenor and denomination.
               8.   Warrant Holder Not Shareholder.   Except as otherwise
provided herein, this Warrant does not confer upon the Holder any right to vote or to consent to or receive notice as a shareholder of the
Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a shareholder, prior to the exercise hereof.
               9.   Communication.   No notice or other communication under this
Warrant shall be effective unless the same is in writing and is mailed by first-class mail, postage prepaid, addressed to:
                    (a) the Company at 222 Langmuir Laboratories, Cornell Technology Park, Ithaca, New York 14850 or such other address as the
Company has designated in writing to the Holder, with a copy to      .
                    (b)  the Holder at or such other address as the Holder
has designated in writing to the Company.
               10. Headings. The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.
               11.  Applicable Law.   This Warrant shall be governed by and
construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of law thereof.

Dated as of
PARACELSIAN, INC.

By: __________________________________


Agreed and Accepted as of

xxxxx

By: __________________________________

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